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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015 (December 18, 2015)

SL Green Realty Corp.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland (STATE OR OTHER JURISDICTION OF INCORPORATION)	1-13199 (COMMISSION FILE NUMBER)	13-3956775 (IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	33-167793-02 (COMMISSION FILE NUMBER)	13-3960398 (IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	33-84580 (COMMISSION FILE NUMBER)	11-3233647 (IRS EMPLOYER ID. NUMBER)
420 Lexington Avenue New York, New York (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		10170 (ZIP CODE)

(212) 594-2700
(REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        On December 18, 2015, SL Green Realty Corp. (the "Company"), SL Green Operating Partnership, L.P., the Company's operating partnership ("SL Green OP"), and Reckson Operating Partnership, L.P. filed with the Securities and Exchange Commission (the "SEC") an automatic shelf registration statement on Form S-3 (the "New Registration Statement") to replace the existing automatic shelf registration statement on Form S-3 (No. 333-185626) filed with the SEC on December 21, 2012 (the "Prior Registration Statement"), which was scheduled to expire on December 21, 2015 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended. The Prior Registration Statement terminated upon the effectiveness on December 18, 2015 of the New Registration Statement.

        In connection with the filing of the New Registration Statement, the Company also filed a prospectus supplement covering the resale of up to 4,995,455 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), which may be used by the selling stockholders identified therein to resell shares of our Common Stock, a portion of which may be issued to the selling stockholders either (a) upon the conversion and redemption of certain Class A Partnership Units and/or Class B Partnership Units of limited partnership interest of SL Green OP, the Series K Preferred Units of limited partnership interest of SL Green OP and/or the Series N Preferred Units of limited partnership interest of SL Green OP (each as referred to therein) (the "Partnership Units") that have previously been issued to certain of the selling stockholders as consideration in connection with real estate transactions (in each case, such conversion and/or redemption being in accordance with the terms of the relevant Partnership Units) or (b) in exchange for the 3.00% Exchangeable Senior Notes due 2017 (the "Exchangeable Notes"), issued by SL Green OP in a private placement on October 12, 2010, that are held by certain of the selling stockholders (the "Resale Prospectus Supplement"). The Resale Prospectus Supplement also covers the resale of an additional 992,220 shares of Common Stock that may be issuable in the future in the event of an adjustment in the exchange rate related to the Exchangeable Notes. The Resale Prospectus Supplement continues several offerings of Common Stock previously covered by the Prior Registration Statement.

        The Company is filing this Current Report on Form 8-K to provide legal opinions of its counsel, Ballard Spahr LLP, regarding the legality of the securities covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibits 5.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

5.1	Opinion of Ballard Spahr LLP related to the Resale Prospectus Supplement
23.1	Consent of Ballard Spahr LLP related to the Resale Prospectus Supplement (included in Exhibit 5.1)

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.
/s/ ANDREW S. LEVINE Andrew S. Levine Chief Legal Officer and General Counsel
SL GREEN OPERATING PARTNERSHIP, L.P.
By:	SL GREEN REALTY CORP., its general partner
/s/ ANDREW S. LEVINE Andrew S. Levine Chief Legal Officer and General Counsel
RECKSON OPERATING PARTNERSHIP, L.P.
By:	WYOMING ACQUISITION GP LLC, its general partner
/s/ ANDREW S. LEVINE Andrew S. Levine Director

Date: December 18, 2015

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES